UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 7, 2012 (February 29, 2012)

MULTIPLAYER ONLINE DRAGON INC.
(Exact name of registrant as specified in its charter)

Commission File Number:   000-54030

NEVADA
(State or other jurisdiction of incorporation or organization)

14205 SE 36th Street, Suite 100
Bellevue, WA   98006
(Address of principal executive offices, including zip code.)

(800) 916-1354
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 10, 2012, Andrew Rybacha resigned as a director of the Company effective February 10, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 7th day of March, 2012.

MULTIPLAYER ONLINE DRAGON INC.
(the “Registrant”)

BY:	WALTER BRENNER
Walter Brenner
President, Principal Executive Officer, Principal Financial Officer and a member of the Board of Directors